GATEWAY ENERGY CORPORATION
                          500 Dallas Street, Suite 2615
                              Houston, Texas 77002

                            ________________________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2007


To the Stockholders of Gateway Energy Corporation:

         You are cordially invited to attend the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at The DoubleTree Allen Center Hotel, 400 Dallas Street, Houston, Texas 77002 on May 23, 2007 at 10:00 a.m. Central Time. The purpose of the meeting is to transact the following business:

         (1) To elect a Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been elected or appointed,

         (2) To approve the Company's 2007 Equity Incentive Plan, and

         (3) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Only stockholders of record at the close of business on March 30, 2007 will be entitled to vote at the Annual Meeting or at any postponement or adjournment of the meeting. For 10 days prior to the Annual Meeting of Stockholders, a list of stockholders entitled to vote will be available for inspection at our executive offices, at 500 Dallas Street, Suite 2615, Houston, Texas 77002. If you would like to view the stockholder list, please call our Secretary at (713) 336-0844, extension 108.

         The Board of Directors appreciates and encourages stockholder participation in the Company's affairs, and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

         During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

                                            By Order of the Board of Directors


                                            /s/  Robert Panico
                                            -----------------------------------
                                                 Robert Panico
                                                 President and
                                                 Chief Executive Officer

     Houston, Texas
     April 24, 2007

                           GATEWAY ENERGY CORPORATION

                          500 Dallas Street, Suite 2615
                              Houston, Texas 77002

                               -------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2007

                               -------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished to the holders of the Common Stock, $0.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 23, 2007, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately April 30, 2007.

Record Date; Voting Rights; Vote Required

         Stockholders of record at the close of business on March 30, 2007 (the "Record Date") are entitled to vote on matters to come before the meeting. Stockholders of record include individuals holding stock certificates in their names and brokers who hold shares on account for the benefit of their clients, who are the beneficial owners. On the Record Date there were outstanding and entitled to vote 17,140,937 shares of Common Stock. Each share is entitled to one vote on each matter presented.

         A majority of the votes entitled to be cast at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present for purposes of obtaining a quorum. Broker "non-votes" will also be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to a particular matter and has not received voting instruction from the beneficial owner. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

         In voting on the election of directors, votes may be cast in favor or withheld for any or all nominees. The vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, is necessary for the election of a director in an uncontested election. In voting on the Company's 2007 Equity Incentive Plan, votes may be cast in favor of the proposal, against the proposal or to abstain from voting. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of the Company's 2007 Equity Incentive Plan. For purposes of both proposals, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote.

Proxies

         All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted FOR the election of the seven director nominees and FOR the approval of the Company's 2007 Equity Incentive Plan. Any proxy may be revoked by a stockholder of record at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders of record who attend the Annual Meeting may revoke any proxy previously granted and vote in person. Beneficial owners who wish to vote in person or revoke an earlier-dated proxy must request a legal proxy from their broker which grants the beneficial owner the authority to vote the shares.

Solicitation of Proxies

         The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company may reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The following is a list of the names, addresses, and ages of the seven nominees recommended by the Board of Directors, all of whom are presently serving as Directors. Directors of the Company serve terms expiring at the next succeeding Annual Meeting or until their respective successors have been elected or appointed. Set forth below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the seven nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

------------------------------- ------------------------------- ----------------

Name                            Address                               Age
------------------------------- ------------------------------- ----------------
Steven W. Cattron               904 West 125th Terrace                50
                                Kansas City, MO 64145
------------------------------- ------------------------------- ----------------
Chauncey J. Gundelfinger, Jr.   6025 Metcalf Lane, Suite #1           74
                                Shawnee Mission, KS 66202
------------------------------- ------------------------------- ----------------
Robert Panico                   500 Dallas Street, Suite 2615         50
                                Houston, TX 77002
------------------------------- ------------------------------- ----------------
John A. Raasch                  1960 Las Palmas, #138                 74
                                Laughlin, NV 890289
------------------------------- ------------------------------- ----------------
Steven C. Scheler               3306 Berlin Court N.                  54
                                Abington, MD 21009
------------------------------- ------------------------------- ----------------
J. Darby Sere                   900 Fannin Street, #3208              59
                                Houston, TX 77002
------------------------------- ------------------------------- ----------------
Gordon L. Wright                3 Star Fern Place                     64
                                The Woodlands, TX  77380
------------------------------- ------------------------------- ----------------

         Steven W. Cattron. Mr. Cattron was appointed to the Board of Directors in 2005, and currently serves as the Chairman of the Board of the Audit Committee. He currently is owner of Cattron Enterprises, Inc., a professional consulting practice focused on improving profitability of small to medium sized companies. Prior to that, he was President and Chief Operating Officer of Missouri Gas Energy, a natural gas distribution company serving Western Missouri as well as Vice President of Sales and Marketing and Regulatory Affairs for Kansas City Power and Light, an electric company serving western Missouri and eastern Kansas.

         Chauncey J. Gundelfinger, Jr. Mr. Gundelfinger was elected to the Board of Directors in 2005. Mr. Gundelfinger is an insurance broker and owns his own brokerage company.

         Robert Panico. Mr. Panico was elected to the Board of Directors in 2005. He was also elected as the Company's President and Chief Executive Officer in 2005 after serving as a Vice-President of the Company since 1997.

         John A. Raasch. Mr. Raasch was elected to the Board of Directors in 2004. He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service. Mr. Raasch served as Interim President and Chief Executive Officer of Gateway Energy Corporation from October 2004 through May 2005. Mr. Raasch currently serves as the Chairman of the Nominating Committee.

         Steven C. Scheler. Mr. Scheler was elected to the Board of Directors in 2005. Mr. Scheler has served as a sales/marketing representative of a freight transportation service.

         J. Darby Sere. Mr. Sere was appointed to the Board of Directors in 2005. Mr. Sere is currently the Chief Executive Officer and President of GeoMet, Inc., a coalbed methane exploration and development company. Prior to that, he was the President and Chief Executive Officer of Bellwether Exploration Company, a publicly traded natural gas and oil production company. Mr. Sere has also served as President and Chief Executive Officer of Bayou Resources, Inc. as well as Executive Vice President and Chief Operating Officer of Howell Petroleum Corporation.

         Gordon L. Wright. Mr. Wright was appointed to serve on the Board in August 2006. Mr. Wright possesses over 30 years experience in both domestic and international exploration and production of oil and natural gas. Currently, he operates his own consulting service under the name Gordon L. Wright Petroleum Consulting Co. Prior to that, in 1999, he served as president and chief executive officer of CGAS, Inc., an Appalachian exploration and production company. From 1978 to 1998, he worked with CMS Nomeco Oil & Gas Co., an independent oil and gas company, in various capacities. He served as president, chief executive officer and member of the board of directors of that company from 1995 until 1998.

         The Board of Directors recommends a vote "FOR" the election of the seven nominees listed below.


                               EXECUTIVE OFFICERS

         Set forth below is information about the Company's other executive officer who does not serve as a director of the Company.

         Christopher M. Rasmussen. Mr. Rasmussen has served as the Company's Chief Financial Officer, Treasurer and Secretary since June 2005. He has been Senior Financial Accountant for the Company since 1999, until 2005, at which time he left the Company for a period of nine months and was a senior accountant of Apache Corporation, before returning to assume his current position with the Company.


                            GOVERNANCE OF THE COMPANY

The Board of Directors

         The business of the Company is managed under the direction of the Board of Directors. There were five meetings held in the year ended December 31, 2006. During the twelve-month period, no director attended fewer than 75% of the aggregate number the Board meetings and meetings of Board committees upon which the directors served. The Company has not adopted a formal policy on director attendance at the Company's annual meetings of stockholders, although all directors are encouraged to attend. All directors attended the Annual Meeting on May 24, 2006 and are expected to attend this year's Annual Meeting.

Compensation of Directors

         The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the year ended December 31, 2006, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:

               o A one-time grant of an option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value on date of grant, pursuant to the Outside Directors Stock Option Plan.

               o    An annual retainer of $10,000.

               o    An annual payment to the Chairman of the Board of $5,000.

               o An annual payment to each member of the Audit Committee of $3,000.

               o An annual payment to each member of the other committees of the Board of Directors of $1,500.

               o A cash payment of $1,000 for each Board, Committee or Annual Meeting attended in person; provided that meetings held telephonically shall result in a cash payment of $125 per hour up to a maximum per meeting of $1,000 per day.



         The following table contains information regarding the compensation earned by non-executive members of the Board of Directors during 2006:

------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
      Name                Fees                               Non-Equity      Nonqualified
                       Earned or                           Incentive Plan      Deferred
                        Paid in       Stock     Option       Compensa-       Compensation        All Other
                          Cash        Awards    Awards         tion            Earnings        Compensation        Total
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
Steven W. Cattron       $20,625          -         -            -                 -                 -             $20,625
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
Chauncey J.              14,625          -         -            -                 -                 -              14,625
Gundelfinger, Jr.
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
John A. Raasch           14,625          -         -            -                 -                 -              14,625
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
Steven C. Scheler        15,750          -         -            -                 -                 -              15,750
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
J. Darby Sere            16,875          -         -            -                 -                 -              16,875
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------
Gordon L. Wright          1,250          -       4,300          -                 -                 -               5,550
------------------- ---------------- --------- -------- ------------------ ---------------- ------------------ ---------------

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee, and a Nominating Committee.

         Audit Committee. The primary purpose of the Audit Committee is to protect the interests of the Company's stockholders and directors by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls structure and compliance with legal and regulatory requirements. The Audit Committee recommends to the Board the appointment of the independent auditors, and periodically reviews and evaluates their performance and independence from management. The Audit
Committee acts under the authority of the Audit Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which can be found on the Company website, www.gatewayenergy.com.

         Messrs. Cattron, Sere and Scheler comprise the Audit Committee and each is independent from the Company as defined by Nasdaq listing standards. The
Audit Committee met four times during the year ended December 31, 2006.

         Mr. Cattron, the Chairman of the Audit Committee and J. Darby Sere are each a financial expert as defined in Item 401 of Regulation S-B. Under the Regulations, a financial expert is a person who possesses all of the following attributes:

               o an understanding of financial statements and generally accepted accounting principles;

               o an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

               o experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

               o an understanding of internal controls and procedures for financial reporting; and

               o    an understanding of audit committee functions.

                                       5

         Designation as an audit committee financial expert does not impose any duties, obligations or liability on an individual that are greater than those imposed on all members of the audit committee, nor does it affect the duties, obligations or liability of any other member of the committee or the Board of Directors.

         Audit Committee Report. Management has primary responsibility for the Company's financial statements. The Company's independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company's financial statements in accordance with Statement on Auditing Standards ("SAS") No. 100, "Interim Financial Information", as amended by SAS No. 90, "Audit Committee Communications".

         During the year ended December 31, 2006:

               o Pannell Kerr Forster of Texas, P.C., the Company's independent registered public accounting firm discussed with the Audit Committee issues required to be discussed by SAS No. 61, "Communications with Audit Committees", as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures;

               o The Audit Committee reviewed the Company's audited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

               o The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which addresses the auditors' independence from the Company; and

               o Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006.

                          Steven W. Cattron (Chairman)
                                  J. Darby Sere
                                Steven C. Scheler

         Compensation and Stock Option Committee. The primary purpose of the Compensation and Stock Option Committee is to review and recommend to the Board of Directors compensation for officers of the Company and to administer the Company's equity incentive plans. The Board has delegated broad discretion to the Committee to review and develop the Company's general compensation philosophy, policies and practices. The Committee reports its findings with respect to the Company's compensation philosophy, policies and practices to the Board along with the Committee's recommendations regarding these matters to the

Board for the Board's review and approval. The Committee makes recommendations regarding officer compensation in light of the Committee's review of the such officer's performances. The Committee may, from time to time, solicit input from the Company's executive officers in conducting the performance reviews. In addition, the Committee reviews the Company's current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

         The Committee also reviews and makes recommendations regarding the compensation of the Company's directors. The Committee and Board believe that establishing appropriate compensation, including adoption of the Company's 2007 Equity Incentive Plan, allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company's Common Stock.

         The Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board of Directors on March 22, 2006. The Committee may, in its discretion, retain an outside consultant to assist the Committee in discharging its duties.

         Messrs. Cattron, Sere and Wright currently serve on the Committee. Mr. Wright serves as Chairman of the Committee. The Committee met two times during the year ended December 31, 2006.

         Nominating Committee. The primary purpose of the Nominating Committee is to recommend to the Board of Directors candidates to be nominated to serve on the Board of Directors. The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board of Directors on March 22, 2006. The Nominating Committee Charter is available for review on the Company's website, www.gatewayenergy.com. Messrs. Raasch, Gundlefinger, and Wright comprise the Nominating Committee.

         The Nominating Committee evaluates candidates for service on the Board of Directors based on the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company on March 22, 2006 and incorporated into the Charter. Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry that can bear on the Company's strategies and deliberations.

         The Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee. Stockholders who wish to submit a candidate for consideration by the Nominating Committee to serve on the Board of Directors beginning after the 2007 Annual Meeting of Stockholders must deliver the nomination in writing to the Secretary of the Company, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002 no later than March 24, 2008. Such nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such nominee's written consent to being named in the proxy statement as a nominee and serving as a director if elected.

Code of Ethics

         The Company has adopted a Code of Ethics for all officers, directors and employees of the Company. It is available for inspection on the Company's website, www.gatewayenergy.com, or by mail free of charge by written request to:
Gateway Energy Corporation, Attention: Christopher M. Rasmussen, Chief Financial Officer, 500 Dallas Street, Suite 2615, Houston, Texas 77002. The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Contact the Gateway Energy Corporation Board of Directors

         Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by contacting the Board in either of the following ways:


              --------------------------- ----------------------------
                 Write to the Board:        E-mail the Board:
              --------------------------- ----------------------------

              GEC Board of Directors      directors@gatewayenergy.com
              Gateway Energy Corporation
              500 Dallas, Suite 2615
              Houston, Texas 77002

              --------------------------- ----------------------------

     o Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.

     o    Other concerns will be referred to the Chairman of the Board.

     o All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

     o Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder's written question or comment.

     o    Stockholders can report their concerns anonymously or confidentially.



                             EXECUTIVE COMPENSATION

         For 2006, the Board of Directors and the Compensation and Stock Option
Committee ("Compensation Committee") determined that the salary for Robert
Panico, the Company's Chief Executive Officer ("CEO"), would be increased 10% to approximately $140,000 and he would receive a discretionary bonus of $20,000 in recognition of the Company's results for 2005. Similarly, the Compensation
Committee awarded Christopher M. Rasmussen, the CFO, a $10,000 bonus and increased his annual salary by $7,500.

Summary Compensation Table

         The following table contains information on the compensation earned by the Company's CEO and each of the Company's other most highly compensated executive officers whose compensation exceeded $100,000 in 2006 (the "Named
Executive Officers").

-------------------- ------ ---------- --------- ---------- -------- --------------- ---------------- -------------- ----------
                                                                        Non-Equity     Nonqualified
        Name and                                                        Incentive       Deferred           All
        Principal                                  Stock      Option       Plan        Compensation       Other
         Position     Year    Salary     Bonus     Awards     Awards   Compensation     Earnings       Compensation    Total
-------------------- ------ ---------- --------- ---------- -------- --------------- ---------------- -------------- ----------
Robert Panico,        2006   $137,270   $20,000              $9,549                                       $4,718      $171,537
President and Chief
Executive Officer
-------------------- ------ ---------- --------- ---------- -------- --------------- ---------------- -------------- ----------
Christopher M.        2006    $87,048   $10,000              $3,183                                       $2,912      $103,143
Rasmussen,
Chief Financial
Officer, Treasurer
and Secretary
-------------------- ------ ---------- --------- ---------- -------- --------------- ---------------- -------------- ----------

                                                                9



Outstanding Equity Awards at Fiscal Year-End

         The following table provides information regarding outstanding awards of stock options to the Named Executive Officers that have been granted but not vested or exercised as of December 31, 2006.

------------------- -----------------------------------------------------------------------------
                                                   Option Awards
                    -----------------------------------------------------------------------------

                                                        Equity
                                                      Incentive
                                                     Plan Awards:
                     Number of       Number of        Number of
                     Securities      Securities       Securities
                     Underlying      Underlying       Underlying
                     Unexercised     Unexercised     Unexercised       Option         Option
                     Options (#)     Options (#)       Unearned       Exercise      Expiration
 Name                Exercisable    Unexercisable      Options          Price          Date
------------------- -------------- ---------------- --------------- -------------- --------------
                        35,000                                         $0.5300      10/01/2007
Robert                  20,000                                         $0.3425      02/26/2009
Panico                  25,000                                         $0.2500      02/03/2010
                        30,000                                         $0.5000      02/06/2011
                        30,000                                         $0.2625      04/02/2012
                        35,000                                         $0.3400      03/30/2013
TOTAL                     --           150,000                         $0.3600      05/24/2011
                       -------         -------
                       175,000         150,000
------------------- -------------- ---------------- --------------- -------------- --------------

Christopher
M. Rasmussen

                          --             50,000                        $0.3600       5/24/2011
TOTAL                     --             50,000
------------------- -------------- ---------------- --------------- -------------- --------------


------------------- ------------------------------------------------------------
                                            Stock Awards
------------------- ------------------------------------------------------------
                                                                    Equity
                                                     Equity         Incentive
                                                  Plan Awards:    Incentive Plan
                                      Market       Number of      Awards: Market
                      Number of      Value of       Unearned     or Payout Value
                      Shares or     Shares or    Shares, Units     of Unearned
                      Units of       Units of       or Other      Shares, Units
                     Stock that     Stock that    Rights that    or Other Rights
                      Have Not       Have Not       Have Not      that Have Not
 Name                  Vested         Vested         Vested           Vested
------------------- -------------- ------------- --------------- ---------------

Robert
Panico



TOTAL


------------------- -------------- ------------- --------------- ---------------

Christopher
M. Rasmussen


TOTAL
------------------- -------------- ------------- --------------- ---------------

                                       10


Executive Employment Agreements

            On August 23, 2006, the Company entered into employment agreements with its two officers, Messrs. Panico and Rasmussen. Under the agreements, which are for an indefinite period, these individuals are to be compensated in their positions as officers of the Company. The agreements provide for a minimum annual salary, that may be increased by the Board, of $139,920 and 90,000, for Messrs. Panico and Rasmussen, respectively.

            The employment agreements provide for severance payments in the event the Company terminates the officer's employment other than for cause, or if he resigns following certain adverse changes in the terms of his employment that constitute "good reason" under the agreement. The employment agreements provide that the severance benefit for Messrs. Panico and Rasmussen will be a multiple of 1 1/2 and 1, respectively, times an amount equal to the highest sum of the officer's base salary plus annual incentive bonus earned, in each of the three most recently completed fiscal years of the Company, provided that in the even of a change of control which has occurred prior to the date of termination, such multiples increase to 2 and 1 1/2 times, respectively.

         A "change in control" means the occurrence of any of the following events and is deemed to have occurred on the date the first such event occurs:

               o Change in Voting Power. Any person or persons acting together which would constitute a "group" for purposes of
                    Section 13(d) of the Exchange Act (other than the Company, or any Subsidiary, or any entity beneficially owned by any of the foregoing) beneficially own (as defined in Rule

                                  10(Continued)

                    13(d)-3 under the Exchange Act) without Board approval or consent, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

               o    Change in Board of Directors. Either:

                    o the "current directors" cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "current director" means any current member of the Board, and any successor of a current director whose election or nomination for election by the Company's stockholders was approved by at least a majority of the current directors then on the Board); or

                    o at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or

               o Liquidation, Merger or Consolidation. The stockholders of the Company approve an agreement providing for the merger or consolidation of the Company (a) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly owned subsidiary of the Company in which all shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

               o Sale of Assets. The stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a plan of complete liquidation of the Company.

         The employment agreements also have customary non-competition provisions and customer and personnel non-solicitation provisions.

         The Company believes that these provisions and agreements are necessary to both retain Messrs. Panico and Rasmussen and protect the Company's interests.



Equity Compensation Plan Information

         The Equity Compensation Plan table provides information as of December
31, 2006 with respect to common shares that may be issued under the Company's existing stock option plan.


           -------------------- ---------------------------- ------------------------ ------------------------

                                 Number of securities to       Weighted average
                                 be issued upon exercise of    exercise price of      Number of securities
                                 outstanding options,          outstanding options,   remaining available for
           Plan Category         warrants and rights           warrants and rights    future issuance

           -------------------- ---------------------------- ------------------------ ------------------------
           Equity compensation         360,000                        $0.35                 266,667
           plans approved by
           by security holders
           -------------------- ---------------------------- ------------------------ ------------------------
           Equity compensation
           plans not approved
           by security holders         334,083                        $0.53                    --
           -------------------- ---------------------------- ------------------------ ------------------------
           Total                       694,083                        $0.44                 266,667
           -------------------- ---------------------------- ------------------------ ------------------------

                                                       12



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            As of March 30, 2007 the following persons are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting
Common Stock. The following table sets forth information concerning the shares of Common Stock owned by those persons.

--------------------- ---------------------- --------------------- -----------
                      Name and Address of    Amount and Nature of  Percent of
     Title of Class   Beneficial Owner       Beneficial Ownership   Class (1)
--------------------- ---------------------- --------------------- -----------
--------------------- ---------------------- --------------------- -----------

Common Stock          John A. Raasch            1,191,334 (2)         7.0%
                      1960 Las Palmas, #138
                      Laughlin, NV 89029
--------------------- ---------------------- --------------------- -----------


(1)  Based upon 17,140,937 shares of Common Stock outstanding as of December 31,
     2006.

(2) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

         The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director and nominee of the Company;
(ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.



--------------------- ------------------------------- ------------------------ ------------
     Title of Class    Name of                           Amount and Nature of   Percent of
                       Beneficial Owner                  Beneficial Ownership    Class (1)
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       Steven W. Cattron,                      20,526 (2)            *
                      Chairman
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       Chauncey J. Gundelfinger,              475,026 (3)           2.8%
                      Jr., Director
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       Robert Panico, Director, Chief         183,344 (4)           1.1%
                      Chief Executive Officer and
                      President
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       John A. Raasch, Director             1,191,334 (5)           7.0%
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       Steven C. Scheler, Director            280,572 (6)           1.6%
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       J. Darby Sere, Director                 20,526 (7)            *
--------------------- ------------------------------- ------------------------ ------------
   Common Stock       Gordon L. Wright, Director              10,000 (8)            *
--------------------- ------------------------------- ------------------------ ------------
                      Christopher M. Rasmussen,
   Common Stock       Chief Financial Officer,                25,000 (9)            *
                      Treasurer and Secretary
--------------------- ------------------------------- ------------------------ ------------
                      All directors, officers and          2,206,328              12.9%
                      nominees as a group
--------------------- ------------------------------- ------------------------ ------------

*    Indicates less than 1% ownership.

(1)  Based upon 17,140,937 shares of Common Stock outstanding as of December 31,
     2006. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers, directors and nominees as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly.
     However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

                                       13

(3) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(4) This number of shares beneficially owned includes 175,000 shares purchasable pursuant to currently exercisable options or warrants. This number of shares beneficially owned includes 3,344 shares held by members of the immediate family sharing the same household in which Mr. Panico has shared beneficial ownership.

(5) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants. This number of shares beneficially owned includes 533,000 shares held in the name of a corporation, partnership, trust, limited liability company or other entity in which Mr. Raasch has beneficial ownership. This number of shares beneficially owned includes 22,000 shares held jointly, as custodian for minor children, or by members of the immediate family sharing the same household in which Mr. Raasch has shared beneficial ownership.

(6) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(7) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(8)  All shares in this number are held by Mr. Wright.

(9) All shares in this number are held by members of the immediate family sharing the same household in which Mr. Rasmussen has shared beneficial ownership.


                                   PROPOSAL 2:
                   APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN

         The Gateway Energy Corporation 2007 Equity Incentive Plan, referred to in this proxy statement as the "Plan," was approved by the Company's Board of Directors on March 15, 2007. Stockholder approval of an equity-based compensation plan or arrangement such as the Plan is necessary:

          o to enable equity-based awards under the Plan to be exempt from the short-swing profit disgorgement provisions of Exchange Act Rule 16b-3;

          o for certain types of options granted under the Plan, known as incentive stock options, to be made eligible for the favorable income tax treatment afforded to optionees under Section 421 of the Internal Revenue Code; and

          o for certain forms of equity-based compensation under the Plan to be made eligible for the "performance-based compensation" exception to the $1 million compensation deduction limitation imposed under Section 162(m) of the Internal Revenue Code.

         The following description of the Plan is necessarily general in nature and does not purport to reflect all of the terms of the Plan. A copy of the Plan is set forth in Appendix A to this proxy statement. The description of the Plan contained herein is qualified in its entirety by reference to Appendix A.

Plan Purpose

         The purpose of the Plan is to encourage employees of the Company, its affiliates and subsidiaries, and non-employee directors of the Company, to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company. Equity-based awards also are intended to further align the interests of award recipients with the interests of the Company's stockholders.

Eligible Participants

         The eligible participants in the Plan are all key employees of the Company, its affiliates and its subsidiaries whose judgment, initiative and efforts is important to the successful conduct of the Company's business, including employees who are officers or members of the Company's Board of Directors, and members of the Board of Directors who are not employees of the Company. Currently, there are 15 officers and employees of the Company, its affiliates and its subsidiaries. Since all members of the Board of Directors are eligible for awards under the Plan, each member of the Board has a personal interest in the approval of the Plan.

Plan Administration

         The Plan may be administered by the Board of Directors or a committee consisting of two or more directors, as the Board may determine, referred to in this proxy statement as the "Committee." The compensation committee of the Board of Directors currently administers the Plan and serves as the Committee. All members of the Committee are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, and "non-employee directors" as defined by the Securities and Exchange Commission rules under the Securities Act of 1934. The Committee has the sole discretion to administer and interpret the Plan and determine who will be granted awards under the Plan, the size and types of such awards and the terms and conditions of such awards.

Shares Subject to the Plan

         The Plan permits the issuance of up to 3,000,000 shares of the Company's Common Stock pursuant to awards granted under the Plan such as stock options, restricted stock awards, restricted stock units and performance share awards, as well as awards such as stock appreciation rights, and performance unit and performance share awards payable in the form of common shares or cash. The Company's Common Stock is currently publicly traded on the OTCBB, and on March 30, 2007, the closing price was $0.50 per share.

         Stock Options. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share, which we refer to as the "option price." An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, and are subject to more restrictive terms. Incentive stock options may only be granted to employees of the Company or a subsidiary. Both incentive stock options and nonqualified stock options may be granted under the Plan. The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of the Company's Common Stock on the date of grant. Certain incentive stock options granted to individuals owning more than 10% of the Company will be required to have a higher option price equal to at least 110% of the value of the Company's Common Stock on the date of grant. Options granted under the Plan are exercisable at the times and on the terms established by the Committee. The maximum term of an option is ten years from the date of grant. The grant and the terms of incentive stock options will be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash, by the tender of previously acquired shares of Common Stock or any other permissible method approved by the Committee.

         Stock Appreciation Rights. A stock appreciation right or "SAR" is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. When a Plan participant exercises a SAR, that participant will receive an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, shares of Common Stock or a combination thereof, in the discretion of the Committee. The Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independently of any stock option. A tandem SAR is a SAR that is granted in connection with a related stock option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs. The grant price will be at least equal to the exercise price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of the Company's Common Stock on the date of grant. The maximum term of a stock appreciation right will be determined by the Committee on the date of grant and may be determined by reference to the participant's death, disability, voluntary resignation, cessation as a director, or termination of employment.

         Restricted Stock and Restricted Stock Unit Grants. The Plan permits the grant of shares of restricted stock shares or restricted stock unit awards. Restricted stock and restricted stock units may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on restricted stock or restricted stock units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals. Unless the Committee determines otherwise, during the period of time in which the restricted stock or restricted stock units are restricted, the participant to whom the shares have been granted will not have the right to vote the shares but will have the right to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         Performance Unit and Performance Shares. The Plan permits the grant of performance units and performance share awards which are bonuses payable in cash, shares of Common Stock or a combination thereof. Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the Committee are met. A performance unit will have a value based on such measurements or criteria as the Committee determines. A performance share will have a value equal to the fair market value of a share of the Company Common Stock. When an award of these are granted, the Committee will establish a performance period during which performance will be measured. At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the performance units/shares are met. If the holder of a performance unit/share ceases to be an employee after a performance period for any reason other than having been terminated for cause, such holder will be entitled to receive the full amount payable as soon as practicable after the award amount has been determined by the Committee. If the holder of a performance unit/share ceases to be an employee before the end of a performance period by reason of death or disability, such holder will be eligible to receive the amount of any award prorated to reflect the shortened performance period. If the holder of a performance unit/share is terminated for cause at any time before or after the end of a performance period, but before an award has been paid, such holder's participation in the Plan will cease, and any performance units/shares and right to receive payment for any awards will be canceled.

Transfer Restrictions

         Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Committee may permit awards to be transferred to certain persons or entities, including members of the recipient's immediate family and charitable institutions.

Changes in Capital or Corporate Structure

         If, without the receipt of consideration by the Company, there is any change in the number or kind of shares of the Company's Common Stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of Common Stock available for grants, the maximum number of shares of Common Stock that any individual participating in the Plan may be granted in any year, and the number of shares covered by outstanding grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be eliminated. Adjustments determined by the Committee are final, binding and conclusive.

         If the Company undergoes a "change of control," each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control. Under the Plan, a "change of control" is deemed to have occurred if:

     o Any person is or becomes the beneficial owner (within the meaning set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its affiliates or held by an employee benefit plan of the Company or an affiliate) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause
          (a) of third bullet below; or

     o The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who currently constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either are currently directors or whose appointment, election or nomination for election was previously so approved or recommended; or

     o There is consummated a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     o The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, a "Change in Control" is not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company's common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions.

Employee Retirement Income Security Act of 1974

         The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Amendment, Modification and Termination

         Except as specifically provided for in the Plan, the Committee or the Board of Directors may amend or terminate the Plan at any time without obtaining the approval of the Company's stockholders, unless stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements or to comply with the requirements for listing on any exchange where the Company's shares are listed. The Plan will expire on March 15, 2017 unless the Plan is extended with the approval of the stockholders and the Board of directors. The Company reserves the right to amend, change or terminate the Plan, in whole or in part, as permitted under the Plan, at any time for any reason.

Federal Income Tax Consequences

         The grant of an option or SAR will create no tax consequences for an award recipient or the Company. In general, the award recipient will have no taxable income upon exercising an incentive stock option if the applicable holding period is satisfied (except that the alternative minimum tax may apply), and the Company will receive no income tax deduction when an incentive stock option is exercised. Upon exercising a nonqualified option or a SAR, the award recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of shares of Common Stock on the date of the exercise; the Company will be entitled to an income tax deduction for the same amount, subject to the possible applicability of the compensation deductibility limit of Section 162(m) of the Internal Revenue Code. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired by an award recipient upon exercise of an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired by exercise of an incentive stock option before the applicable holding periods have been satisfied.

         With respect to other awards made under the Plan that are settled either in cash or in shares or other property that is either transferable or not subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits the Company's deduction for compensation paid to certain executive officers to $1 million per year unless such compensation is "performance-based."

         THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO THE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE PLAN OR THE SALE OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE. EACH AWARD RECIPIENT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

                                   PROPOSAL 3:
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has appointed Pannell Kerr Forster of Texas, P.C. ("PKF") as independent registered public accounting firm for the current year. Representatives from PKF are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and answer questions.

Audit Fees

         For the year ended December 31, 2006, the Company expects to pay PKF aggregate fees of $119,316 for auditing the annual financial statements included in the Company's Form 10-KSB and reviewing the quarterly financial statements included in the Company's Forms 10-QSB.

Tax Fees

         The Company did not pay any fees for financial information systems design and implementation. Relating to the Company's year ended December 31, 2006, the Company expects to pay PKF fees of $28,500 for non-audit related services, primarily for preparation of federal and state income tax returns.

All Other Fees

         The Company did not pay any fees for financial information systems design and implementation or for other non-audit related services. The Audit Committee of the Board of Directors is charged with approving in advance non-audit services proposed to be provided by PKF to ensure that such services do not compromise the accountants' independence from the Company.

                                 OTHER BUSINESS

         Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                  ANNUAL REPORT

         The Company's Annual Report, including the Form 10-KSB for the year ended December 31, 2006, is being mailed to stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended December 31, 2006, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, Attention: Christopher M. Rasmussen, Chief Financial Officer, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

         Section 16 (a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission

(the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.


                         STOCKHOLDER PROPOSALS FOR 2008

         Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting must be received by the Company not later than January 2, 2008. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

                                                                      APPENDIX A















                           GATEWAY ENERGY CORPORATION

                           2007 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page


SECTION 1         INTRODUCTION................................................1

    1.1           Establishment...............................................1
    1.2           Purpose.....................................................1
    1.3           Duration....................................................1
    1.4           Plan Subject to Stockholder Approval........................1

SECTION 2         DEFINITIONS.................................................1

    2.1           "1933 Act"..................................................1
                  "1934 Act"..................................................1
                  "Affiliate".................................................1
                  "Award"  2
                  "Award Agreement"...........................................2
                  "Beneficiary"...............................................2
                  "Board"  2
                  "Bonus Shares"..............................................2
                  "Cause"  2
                  "Change in Control".........................................3
                  "Code"   ...................................................4
                  "Committee".................................................4
                  "Company"...................................................4
                  "Control"...................................................4
                  "Covered Employee"..........................................4
                  "Date of Grant" or "Grant Date".............................4
                  "Deferred Shares"...........................................4
                  "Disabled" or "Disability"..................................4
                  "Effective Date"............................................5
                  "Eligible Employees"........................................5
                  "Employee"..................................................5
                  "Executive Officer".........................................5
                  "Fair Market Value".........................................5
                  "Freestanding SAR"..........................................5
                  "Good Reason"...............................................5
                  "Holder" 6
                  "Incentive Stock Option"....................................6
                  "Nonqualified Stock Option".................................6
                  "Option" 6
                  "Option Agreement" or "Option Award Agreement"..............6
                  "Option Exercise Price".....................................6
                  "Optionee"..................................................6
                  "Participant"...............................................7

                  "Performance Award".........................................7
                  "Performance Period"........................................7
                  "Performance Shares"........................................7
                  "Performance Units".........................................7
                  "Person" 7
                  "Plan"   ...................................................7
                  "Restricted Stock"..........................................7
                  "Restricted Stock Unit".....................................7
                  "Rule 16b-3"................................................7
                  "SAR" or "Stock Appreciation Right".........................7
                  "SAR Holder"................................................7
                  "Section 16 Person".........................................7
                  "Service Provider"..........................................7
                  "Share"  8
                  "Stock"  8
                  "Subsidiary"................................................8
                  "Tandem SAR"................................................8
                  "Vested Option".............................................8
    2.2           General Interpretive Principles.............................8

SECTION 3         PLAN ADMINISTRATION.........................................8

    3.1           Composition of Committee....................................8
    3.2           Authority of Committee......................................9
    3.3           Committee Delegation........................................9
    3.4           Determination Under the Plan...............................10

SECTION 4         STOCK SUBJECT TO THE PLAN..................................10

    4.1           Number of Shares...........................................10
    4.2           Unused and Forfeited Stock.................................10
    4.3           Adjustments in Authorized Shares...........................10
    4.4           General Adjustment Rules...................................11

SECTION 5         PARTICIPATION..............................................11

    5.1           Basis of Grant.............................................11
    5.2           Types of Grants; Limits....................................11
    5.3           Award Agreements...........................................11
    5.4           Restrictive Covenants......................................12
    5.5           Maximum Annual Award.......................................12

SECTION 6         STOCK OPTIONS..............................................12

    6.1           Grant of Options...........................................12
    6.2           Option Agreements..........................................12

                  (a)      Number of Shares..................................12
                  (b)      Price.............................................13
                  (c)      Duration of Options...............................13
                  (d)      Termination of Service, Death, Disability, etc....13
                  (e)      Transferability...................................14
                  (f)      Exercise, Payments, etc...........................14
                  (g)      Date of Grant.....................................15
                  (h)      Withholding.......................................15
                  (i)      Adjustment of Options.............................16
    6.3           Stockholder Privileges.....................................16

SECTION 7         STOCK APPRECIATION RIGHTS..................................16

    7.1           Grant of SARs..............................................16
    7.2           SAR Award Agreement........................................17
    7.3           Exercise of Tandem SARs....................................17
    7.4           Exercise of Freestanding SARs..............................17
    7.5           Expiration of SARs.........................................17
    7.6           Payment of SAR Amount......................................17

SECTION 8         AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS......18

    8.1           Restricted Stock Awards Granted by Committee...............18
    8.2           Restricted Stock Unit Awards Granted by Committee..........18
    8.3           Restrictions...............................................18
    8.4           Privileges of a Stockholder, Transferability...............18
    8.5           Enforcement of Restrictions................................19
    8.6           Termination of Service, Death, Disability, etc.............19

SECTION 9         PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES AND
DEFERRED SHARES..............................................................19

    9.1           Awards Granted by Committee................................19
    9.2           Terms of Performance Shares or Performance Units...........19
    9.3           Bonus Shares...............................................20
    9.4           Deferred Shares............................................20

SECTION 10        Performance Awards; Section 162(M) Provisions..............20

    10.1          Terms of Performance Awards................................20
    10.2          Performance Goals..........................................20
    10.3          Adjustments................................................22
    10.4          Other Restrictions.........................................22
    10.5          Section 162(m) Limitations.................................22

SECTION 11        REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION...........22


SECTION 12        RIGHTS OF EMPLOYEES; PARTICIPANTS..........................23

    12.1          Employment.................................................23
    12.2          Nontransferability.........................................23
    12.3          Permitted Transfers........................................24

SECTION 13        GENERAL RESTRICTIONS.......................................24

    13.1          Investment Representations.................................24
    13.2          Compliance with Securities Laws............................24
    13.3          Stock Restriction Agreement................................25

SECTION 14        OTHER EMPLOYEE BENEFITS....................................25


SECTION 15        PLAN AMENDMENT, MODIFICATION AND TERMINATION...............25

    15.1          Amendment, Modification, and Termination...................25
    15.2          Adjustment Upon Certain Unusual or Nonrecurring Events.....26
    15.3          Awards Previously Granted..................................26

SECTION 16        WITHHOLDING................................................26

    16.1          Withholding Requirement....................................26
    16.2          Withholding with Stock.....................................26

SECTION 17        NONEXCLUSIVITY OF THE PLAN.................................27

    17.1          Nonexclusivity of the Plan.................................27

SECTION 18        REQUIREMENTS OF LAW........................................27

    18.1          Requirements of Law........................................27
    18.2          Code Section 409A..........................................27
    18.3          Rule 16b-3.................................................27
    18.4          Governing Law..............................................28

                           GATEWAY ENERGY CORPORATION
                           2007 EQUITY INCENTIVE PLAN

SECTION 1
                                  INTRODUCTION

1.1 Establishment. Gateway Energy Corporation, a corporation organized and existing under the laws of the state of Delaware (the "Company"), hereby establishes the Gateway Energy Corporation 2007 Equity Incentive Plan (the "Plan") for certain employees, non-employee directors and consultants of the Company.

1.2 Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries, and non-employee directors of the Company to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees, non-employee directors and consultants by providing them with the opportunity to participate in the success and profitability of the Company.

1.3 Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan's provisions. Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.

1.4 Plan Subject to Stockholder Approval. Although the Plan is effective on the Effective Date, the Plan's continued existence is subject to the Plan being approved by the Company's stockholders within 12 months of the Effective Date. Any Awards granted under the Plan as an Incentive Stock Option after the Effective Date but before the approval of the Plan by the Company's stockholders will become null and void if the Company's stockholders do not approve this Plan within such 12-month period.

SECTION 2
                                   DEFINITIONS

2.1      The following terms shall have the meanings set forth below.

         "1933 Act" means the Securities Act of 1933.

         "1934 Act" means the Securities Exchange Act of 1934.

         "Affiliate" of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

         "Award" means a grant made under this Plan in any form, which may include but is not limited to, Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Deferred Shares, Performance Shares, Stock Appreciation Rights and Performance Units.

         "Award Agreement" means a written agreement or instrument between the Company and a Holder evidencing an Award.

         "Beneficiary" means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

         "Board" means the Board of Directors of the Company.

         "Bonus Shares" means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

         "Cause" means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply) any of the following:

               (i) Participant's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

               (ii) Any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

               (iii) Participant's habitual neglect of duties, including
                    repeated absences from work without reasonable excuse; or

               (iv) Participant's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;

               provided, however, that for purposes of clauses (ii), (iii) and
               (iv), "Cause" shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from his affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.

         "Change in Control" means the first to occur of the following events:

               (i) Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates or held by an employee benefit plan of the Company or an Affiliate) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

               (ii) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

               (iii) There is consummated a merger or consolidation of the
                    Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company's common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         "Committee" means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board's authority under this Plan as contemplated by clause (ii) above.

         "Company" means Gateway Energy Corporation, a Delaware corporation, and any successor thereto.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

         "Covered Employee" means an Employee that meets the definition of "covered employee" under section 162(m)(3) of the Code.

         "Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan.

         "Deferred Shares" means Shares that are awarded to a Participant on a deferred basis pursuant to Section 9.4.

         "Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service in which a Holder may exercise such Incentive Stock Option, "disabled" shall have the same meaning as defined in Code section 22(e)(3).

         "Effective Date" means March 15, 2007.

         "Eligible Employees" means all Employees (including officers and directors who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company's business.

         "Employee" means a common law employee of the Company or an Affiliate.

         "Executive Officer" means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

         "Fair Market Value" means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion, and for this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the closing price on the trading day of the applicable date as reported in The Wall Street Journal and consistently applied. If the securities exchange is closed on the applicable date, the closing price on the next day the securities exchange is open will be the Fair Market Value.

         "Freestanding SAR" means any SAR that is granted independently of any Option.

         "Good Reason" means, without a Participant's written consent and unless otherwise defined in a Participant's employment agreement or change in control severance agreement with the Company (in which case such definition will apply), any of the following:

               (i) Any material and adverse reduction or material and adverse diminution in a Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held, exercised or assigned at any time during the 90-day period immediately preceding the Change in Control;

               (ii) Any reduction in a Participant's annual base salar as in effect immediately preceding the Change in Control or as the same may be increased from time to time; or

               (iii) A Participant being required by the Company to be based at any office or location that is more than 50 miles from the location where the Participant was employed immediately preceding the Change in Control.

               Provided, however, notwithstanding the occurrence of any of the events set forth above in this definition, Good Reason shall not include for the purpose of this definition (1) an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant, or (2) any reduction in the Participant's base annual salary or reduction in benefits received by the Participant where such reduction is in connection with a company-wide reduction in salaries or benefits.

         "Holder" means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has been transferred to such person under the laws of descent and distribution, or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above cases (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.

         "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of section 422 of the Code.

         "Nonqualified Stock Option" means any Option to purchase Shares that is not an Incentive Stock Option.

         "Option" means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

         "Option Agreement" or "Option Award Agreement" means a written agreement or instrument between the Company and a Holder evidencing an Option.

         "Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

         "Optionee" shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.

         "Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

         "Performance Award" means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.

         "Performance Period" means the period of time as specified by the Committee during which any performance goals are to be measured.

         "Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

         "Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock or a combination thereof based on the achievement of performance goals during a Performance Period.

         "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

         "Plan" means the Gateway Energy Corporation 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         "Restricted Stock" means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

         "Restricted Stock Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or, at the Committee's discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.

         "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act.

         "SAR" or "Stock Appreciation Right" means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

         "SAR Holder" shall have the meaning as set forth in Section 7.2.

         "Section 16 Person" means a Person who is subject to obligations under
         Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

         "Service Provider" means an Eligible Employee, a non-employee director of the Company or consultant of the Company.

         "Share" means a share of Stock.

         "Stock" means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

         "Subsidiary" means (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause
         (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

         "Tandem SAR" means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

         "Vested Option" means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2 General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.

                                   SECTION 3
                               PLAN ADMINISTRATION

3.1 Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the

         Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code section 162(m).

3.2 Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

         (a) select the Service Providers to whom Awards may from time to time be granted hereunder;

         (b) determine the type or types of Awards to be granted to eligible Service Providers;

         (c) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

         (d)      determine the terms and conditions of any Award;

         (e) determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

         (f) determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

         (g) correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

         (h) modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

         (i) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3 Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4 Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                                   SECTION 4
                            STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of Two Million (2,000,000) Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in
         Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3 Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, (ii) the exercise or purchase price of each outstanding Award and (iii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner, as if the Shares underlying the Award had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

4.4      General Adjustment Rules.

         (a) If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

         (b) In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

                                    SECTION 5
                                  PARTICIPATION

5.1 Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2 Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors, or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3 Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4 Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5 Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed Five Hundred Thousand (500,000) Shares (subject to adjustment pursuant to Sections 4.3 and 4.4). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

                                    SECTION 6
                                  STOCK OPTIONS

6.1 Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Optionee"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

         (a) Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

         (b) Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option's Grant Date.

         (c) Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option's Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable; provided, however that no Option shall become exercisable until at least one year from the Option's Grant Date. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

         (d) Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, retirement, cessation as a director, or the Company having terminated such Optionee's employment with or without Cause. A termination of service shall not occur if the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, as long as the Employee's right to reemployment with the Company or an Affiliate is provided either by statute or by contract. A Participant's cessation as an Employee but continuation as a director of the Company will not constitute a termination of service under the Plan. Unless an Option Agreement provides otherwise, a Participant's change in status between serving as an employee and/or director will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

         (e) Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

         (f)      Exercise, Payments, etc.

                  (i) Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in clause
                           (ii) below.

                  (ii) The Option Exercise Price may be paid by any of the following methods:

                           A.       Cash or certified bank check;

                           B. By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market

                                    Value as of the exercise date, which shall be the date of delivery of the Stock used as payment of the Option Exercise Price;

                                    In lieu of actually surrendering to the
                                    Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;

                           C. For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

                           D. Any combination of the consideration provided in the foregoing subsections (A),
                                    (B), and (C).

                  (iii) The Company may not guarantee a third-party loan obtained by a Holder to pay any portion of the entire Option Exercise Price of the Shares.

         (g) Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

         (h)      Withholding.

                  (A) Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16 hereof.

                  (B) Incentive Stock Options. In the event that an Optionee makes a disposition (as defined in Code section 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the

                           Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

         (i) Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 4, 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Committee may not, however, adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

         (j) Repriced Options Subject to Stockholder Approval. The Committee may grant Options in replacement of Options previously granted under this Plan or any other compensation plan of the Company, for such purposes and on such terms (including Option price) as it deems appropriate, subject to Stockholder approval if such grant would be deemed to be a repricing under the rules of the New York Stock Exchange.

6.3 Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

                                   SECTION 7
                            STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

         (a) Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

         (b) Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs' Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

7.2 SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5 Expiration of SARs. Each SAR Award Agreement shall state the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, cessation as a director, or the Company having terminated such SAR Holder's employment with or without Cause. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6 Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by

         (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

                                    SECTION 8
              AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2 Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.3 Restrictions. A Holder's right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4 Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock. The Committee may provide that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.5 Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

         (a) Holding the Restricted Stock in book entry form in the name of the Participant until the applicable Vesting Date(s), at which time such Shares will be delivered to the Participant;

         (b) Registering the Restricted Stock in the name of the Participant and having the Participant deposit such Restricted Stock, together with a share power endorsed in blank, with the Company;

         (c) Placing a legend on the stock certificates, as applicable, referring to restrictions;

         (d) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

         (e) Inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6 Termination of Service, Death, Disability, etc. In the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

                                    SECTION 9
               PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES
                               AND DEFERRED SHARES

9.1 Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2 Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination.

9.3 Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4 Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with section 409A of the Code.

                                   SECTION 10
                  PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS

10.1 Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying non-deductible compensation to an Employee or non-employee director).

10.2 Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

         (a) Earnings (either in the aggregate or on a per-Share basis);

         (b) Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

         (c) Net income or loss (either in the aggregate or on a per-Share basis);

         (d) Cash flow provided by operations, either in the aggregate or on a per-Share basis;

         (e) Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);

         (f) Free cash flow (either in the aggregate on a per-Share basis);

         (g) Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

         (h) Operating and maintenance cost management and employee productivity;

         (i) Stockholder returns (including return on assets, investments, equity, or gross sales);

         (j) Return measures (including return on assets, equity, or sales);

         (k) Growth or rate of growth in return measures (including return on assets, equity, or sales);

         (l) Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

         (m) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

         (n) Achievement of business or operational goals such as market share and/or business development;

         provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual,

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         nonrecurring gain or loss. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company's stockholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code section 162(m).

10.3     Adjustments. Notwithstanding any provision of the Plan other than
         Section 4.3 or Section 11, with respect to any Award that is subject to this Section 10, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

10.4 Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Code section 162(m)(4)(B).

10.5 Section 162(m) Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.

                                   SECTION 11
                REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

11.1 Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that, within the period commencing on a Change in Control and ending on the second anniversary of the Change in Control, and except as the Committee may expressly provide otherwise, a Participant's employment with the Company or one of its affiliates is terminated other than for Cause, or the Participant voluntarily resigns for Good Reason, then all Awards then outstanding shall become fully exercisable, fully vested or fully payable, as the case may be, and all restrictions (other than restrictions imposed by law) and conditions on all Awards then outstanding shall be deemed satisfied as of the date of the Participant's termination of employment; subject to the limitation that any Award which has been outstanding less than six months on the date of the Participant's termination of employment shall not be afforded such treatment.

11.2 In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:

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


         (a) prescribe and amend the terms and conditions for the exercise, or settlement, of any outstanding Awards granted hereunder;

         (b) provide for the purchase by the Company of any Award, upon the Participant's request, for, with respect to an Option or SAR, an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, or, in the case of Restricted Stock or Restricted Stock Units, the Fair Market Value of such shares of Stock;

         (c) provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options or SARs will expire;

         (d) make such adjustment to any Award that is outstanding as the Committee or Board deems appropriate to reflect such Change in Control or corporate event; or

         (e) cause any Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation.

         Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

                                   SECTION 12
                        RIGHTS OF EMPLOYEES; PARTICIPANTS

12.1 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.

12.2 Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Holder's rights and interests in all

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


         Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3 Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

                                   SECTION 13
                              GENERAL RESTRICTIONS

13.1 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2     Compliance with Securities Laws.

         (a) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such

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


                  Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         (b) Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.3 Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant's ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.

                                   SECTION 14
                             OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

                                   SECTION 15
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

15.1 Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

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


15.2 Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder's employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.

                                   SECTION 16
                                   WITHHOLDING

16.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2 Withholding with Stock. The Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

         (a)      All elections must be made prior to the Tax Date;

         (b)      All elections shall be irrevocable; and

         (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such
                  Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

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


                                   SECTION 17
                           NONEXCLUSIVITY OF THE PLAN

17.1 Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees or non-employee directors generally, or to any class or group of employees or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 18
                               REQUIREMENTS OF LAW

18.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2 Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Code section 409A, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Code section 409A or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Code section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code section 409A.

18.3 Rule 16b-3. Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3 to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

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


18.4 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to the principles of the conflict of laws to the contrary.

         [The remainder of this page intentionally has been left blank]

SUBJECT TO THE STOCKHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS GATEWAY ENERGY CORPORATION 2007 EQUITY INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF DIRECTORS OF GATEWAY ENERGY CORPORATION THIS 15TH DAY OF MARCH, 2007.

                                          GATEWAY ENERGY CORPORATION


                                          By:  /s/  Robert Panico
                                             -----------------------------------
                                                    Robert Panico, President and
                                                    Chief Executive Officer

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